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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)

                                  MAY 12, 2006

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                                   PCTEL, INC.
             (Exact name of registrant as specified in its charter)


           DELAWARE                     000-27115                 77-0364943
           --------                     ---------                 ----------
(State or Other Jurisdiction of        (Commission              (IRS Employer
        Incorporation)                 File Number)          Identification No.)

                         8725 W. HIGGINS ROAD, SUITE 400
                                CHICAGO, IL 60631
          (Address of Principal Executive Offices, including Zip Code)

                                 (773) 243-3000
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)  Dismissal of PricewaterhouseCoopers LLP

     On May 12, 2006, the Audit Committee (the "Committee") of the Board of Directors of PCTEL, Inc., a Delaware corporation (the "Company"), dismissed PricewaterhouseCoopers LLP ("PWC") as its independent registered public accounting firm.

     The reports of PWC on the consolidated financial statements of the Company and its subsidiaries as of and for the years ended December 31, 2004 and December 31, 2005 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principle.

     The Company reported a material weakness in the Company's internal control over financial reporting in Item 9A of the Company's Annual Report on Form 10-K for the year ended December 31, 2004 and in Item 9A of the Company's Annual Report on Form 10-K for the year ended December 31, 2005. These Annual Reports indicated that as of December 31, 2004 and 2005, the Company had a material weakness in that it did not maintain effective controls over the review, completeness and accuracy of its provision for income taxes and the related financial statement presentation and disclosure of income tax matters. This control deficiency resulted in audit adjustments to the fourth quarter 2004 consolidated financial statements with respect to the provision for income taxes, the 2005 annual consolidated financial statements with respect to income tax disclosures and the 2005 second quarter consolidated financial statements with respect to the provision for income taxes. In the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2006, the Company reported that the remediation plan for this material weakness was still in process, and that the Company did not maintain effective internal control over financing reporting as of March 31, 2006. Except for the material weakness in internal control over financial reporting described in this paragraph, during the years ended December 31, 2004 and 2005, and through May 12, 2006, the Company did not have any reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K. The Company has authorized PWC to respond fully to the inquiries of the successor independent registered public accounting firm concerning the subject matter of the material weakness described above.

     During the Company's two most recent fiscal years ended December 31, 2004 and December 31, 2005 and through May 12, 2006, there were no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to PWC's satisfaction, would have caused PWC to make reference thereto in its reports on the Company's financial statements for such years.

     The Company has provided PWC with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (the "SEC") and requested that PWC furnish a letter addressed to the SEC stating whether it agrees with the statements made above. Attached as Exhibit 16.1 is a copy of the letter from PWC to the SEC.

(b)  Engagement of Grant Thornton LLP

     On May 12, 2006, the Committee engaged Grant Thornton LLP ("GT") as the Company's independent registered public accounting firm. During the Company's two most recent fiscal years ended December 31, 2004 and December 31, 2005, and through May 12, 2006, neither the Company nor anyone acting on its behalf consulted with GT regarding either (i) the application of


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     accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in
     Item 304(a)(1)(v) of Regulation S-K).


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      EXHIBITS


          Exhibit No.      Description
          -----------      -----------------------------------------------------
          16.1             Letter from PricewaterhouseCoopers LLP to the
                           Securities and Exchange Commission dated May 18, 2006



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PCTEL, Inc.

                                        By: /s/ John W. Schoen
                                            ---------------------------
                                            John W. Schoen
                                            Chief Financial Officer

Date:  May 18, 2006



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                                  EXHIBIT INDEX


Exhibit No.         Description
-----------         ------------------------------------------------------------

16.1 Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated May 18, 2006